UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 29, 2023

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

4455 REGENT BLVD
IRVING, TX 75063
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

9250 ROYAL LANE, SUITE 100
IRVING, TX 75063
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PFSW	Nasdaq	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07 Submission of Matters of a Vote of Security Holders

On August 29, 2023, PFSweb, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders at 10:00 a.m. Central Time (the "Annual Meeting"). The stockholders of record as of the close of business on July 5, 2023 (the "Record Date") were entitled to vote at the Annual Meeting. As of the Record Date, 22,725,012 shares of the Company's common stock were issued, outstanding and entitled to vote, of which 18,881,775 shares were represented, in person or by proxy, at the Annual Meeting, which constituted a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting as disclosed in the Company's proxy statement were as follows:

1. The following individuals were elected as directors to serve for a one-year term expiring at the 2024 Annual Meeting, or until his or her successor is qualified and appointed, based upon the following votes:

Nominees	Shares Voted For	Shares Voted Against	Abstained
David I. Beatson	14,120,553	718,810	3,146
Monica Luechtefeld	14,803,290	36,084	3,135
Ben Rosenzweig	14,129,001	713,254	254
Robert Frankfurt	14,790,876	48,487	3,146
G. Mercedes De Luca	13,773,065	1,066,309	3,135
Michael Willoughby	14,727,063	115,153	293

2. A non-binding, advisory vote on the compensation of the "Named Executive Officers" was approved based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
11,744,741	3,092,149	5,619	4,039,266
3.An amendment to the Company's Rights Agreement with Computershare Inc. was approved based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
13,745,984	1,091,929	4,596	4,039,266

4.An amendment to the Company's 2020 Stock and Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 2,500,000 shares was approved based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
14,256,208	580,501	5,800	4,039,266

5.A vote to approve Whitley Penn, LLP as the Company's independent auditors for the fiscal year ended December 31, 2023 was approved based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained
18,865,963	12,005	3,807

6.A vote to approve adjournment of the Annual Meeting from time to time to solicit additional proxies if there are insufficient votes to constitute a quorum or to approve Proposals 1-4 was approved based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained
15,781,196	2,755,854	344,725

ITEM 8.01 Other Events

On August 29, 2023, the Company issued a press release announcing the results of the Company's Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued August 29, 2023
104	Cover Page Interactive Data file, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: August 29, 2023	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial Officer